UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2010

EasyLink Services International Corporation
 (Exact name of registrant as specified in its charter)

Delaware	001-34446	13-3645702
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6025 The Corners Parkway, Suite 100 Norcross, Georgia	30092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 533-8000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On February 1, 2010, EasyLink Services International Corporation, a Delaware corporation (the “Company”) (NASDAQ: ESIC), issued an aggregate of 2,587,648 shares of the Company’s class A common stock (the “Shares”) to York Capital Management, L.P. and certain of its affiliates (collectively, “York Capital”) upon York Capital’s exercise of certain outstanding warrants entitling York Capital to acquire an aggregate of up to 2,841,892 shares of the Company’s class A common stock (the “Warrants”). York Capital had previously received the Warrants pursuant to the Securities Exchange Agreement (the “Securities Exchange Agreement”) entered into on May 19, 2009 by and among the Company and York Capital.

Pursuant to their terms, York Capital exercised a portion of the Warrants entitling it to acquire 2,601,415 shares of the Company’s class A common stock and opted to pay the exercise price of $0.01 per share ($26,014.15 in the aggregate) by instructing the Company to withhold a number of shares of the Company’s class A common stock then issuable upon exercise of the Warrants having a fair market value equal to the exercise price. York Capital is entitled to exercise the remaining portion of the Warrants to acquire up to 240,477 shares of the Company’s class A common stock at a price of $0.01 per share (subject to adjustment in certain circumstances) until May 19, 2014, as more fully described in the Warrants. However, York Capital may not exercise the Warrants to the extent that, following such exercise, the total number of shares of the Company’s class A common stock then beneficially owned by York Capital and its affiliates and any other persons whose beneficial ownership of the Company’s class A common stock would be aggregated with York Capital’s holdings for purposes of Section 13(d) of the Exchange Act, would exceed 9.9% of the total number of issued and outstanding shares of the Company’s class A common stock.

Under the Securities Act of 1933, as amended (the “Securities Act”), the Company’s issuance of the Shares upon York Capital’s exercise of the Warrants constituted an exchange of the Shares for the portion of the Warrants entitling York Capital to acquire 2,601,415 shares of the Company’s class A common stock. Such issuance was made in reliance upon the exemption from registration requirements provided by Section 3(a)(9) of the Securities Act. The Company relied upon representations, warranties, and agreements of York Capital made in the Warrants and the Exercise Notice delivered by York Capital in connection with its exercise of the Warrants in support of the satisfaction of the conditions contained in Section 3(a)(9) of the Securities Act.

The foregoing description of the Warrants does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Warrants, the form of which is attached as Exhibit 10.8 to the Company’s Current Report on Form 8-K (File No. 001-34446), filed with the Securities and Exchange Commission on May 21, 2009, and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

10.8	Form of Warrant (Incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K (File No. 001-34446), as filed with the Securities and Exchange Commission on May 21, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EasyLink Services International Corporation

By: /s/ Glen E. Shipley

Glen E. Shipley
Chief Financial Officer

Dated: February 5, 2010

EXHIBIT INDEX

Exhibit Number	Description
10.8	Form of Warrant (Incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K (File No. 001-34446), as filed with the Securities and Exchange Commission on May 21, 2009).